EXHIBIT 10.32

                     CONSENT OF NOTE HOLDER


      WHEREAS, the undersigned ("Note Holder") entered into that certain Note Purchase Agreement dated as of August 12, 1999 and that certain First Amendment to Note Purchase Agreement dated February 1, 2000 (as may be further amended, the "Note Purchase Agreement") with RBF Exploration Co., a Nevada corporation ("Issuer");

     WHEREAS, as a condition to Note Holder entering into the Note Purchase Agreement, Issuer entered into that certain Trust Indenture and Security Agreement dated as of August 12, 1999 with Chase Bank of Texas, National Association, as Trustee ("Trustee") and that certain Supplemental Indenture and Amendment thereto dated as of February 1, 2000 with BTM Capital Corporation, a Delaware corporation ("Independent Owner") and Trustee (as may be further supplemented and amended, the "Indenture"); and

     WHEREAS, Issuer now desires to amend or replace, or have amended or replaced, certain documents subject or related to the Indenture that are listed on Schedule A hereto (the "Amended Documents") in connection with a proposed United Kingdom lease relating to the Drilling Rig (as defined in the Indenture) (the "UK Lease"); and

     WHEREAS, Issuer now desires to enter into, or have entered into or created, certain documents that are listed on Schedule B hereto (the "New Documents" and collectively with the Amended Documents, the "Lease Implementation Documents") in connection with the UK Lease;

     NOW, THEREFORE, to comply with the provisions of Article  11 of the Indenture and to allow for the UK Lease, Note Holder hereby expressly agrees, consents or declares to Trustee as follows:

     1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed thereto in that certain Second Supplemental Indenture and Amendment of even date herewith (the "Second Supplemental Indenture") by and among Independent Owner, Trustee, Issuer, R&B Falcon Deepwater (UK) Limited, a company incorporated in England and Wales ("Lessee") and Nautilus Exploration Limited, a company incorporated in the Cayman Islands ("Standby Purchaser") or, if not therein, in the Indenture.

     2. Solicitation. Note Holder has been informed of, and had an opportunity to review, each of the Lease Implementation Documents and has been afforded the opportunity of considering such Lease Implementation Documents with sufficient information to make an informed decision with respect thereto.

     3. Documents. Note Holder has received copies of each of the Lease Implementation Documents and hereby consents, to the extent required by the Indenture, to (a) the amendment, change or novation of the Amended Documents and (b) the execution and delivery of each of the New Documents. Note Holder hereby directs Trustee, to the extent required or permitted by the Indenture, to execute and deliver each of the New Documents to which Trustee is a party.

     4. Security Interests. Note Holder hereby consents, to the extent required by the Indenture, (a) to the grant of the security interest by both Lessee and Standby Purchaser to Trustee as provided in Article 3 of the Second Supplemental Indenture and
(b) to the creation, modification or release of such other liens, if any, provided for in the New Documents.

     5.     Trustee  Consent  Authorized.   Note  Holder   hereby
consents, to the extent required by the Indenture, to the consents given by the Trustee under Article 2 of the Second
Supplemental Indenture.

     6. Sale of Notes. Note Holder hereby expressly agrees to sell any Notes then held by Note Holder pursuant to the provisions of Section 6.04 of the Second Supplemental Indenture; provided that Note Holder does not consent to the release or discharge of any indemnity amount or other obligation which is not fully paid and satisfied in full out of the sale proceeds of such Notes.

     7. Waiver of Notice. Note Holder hereby waives the notice requirements otherwise required to be given by the Trustee under
Section 11.3 of the Indenture.

     8. No Further Consent. Note Holder expressly does not hereby or otherwise consent to (a) any further amendment, change, assignment or novation of (i) the Lease Implementation Documents (including, without limitation, any amendments, changes, assignments or novations made pursuant to clause 5.9 of the Deed of Proceeds) after the execution and delivery thereof in the form provided to Note Holder or (ii) any other Transaction Document,
(b) to any sale, assignment or other disposition of the Drilling Rig or the Equipment or any interest therein other than pursuant to the Indenture, Hire Purchase Agreement, Put-Option Agreement or Deed of Proceeds or (c) any further assignment by the Lessee or the Issuer of any of their respective right, title or interest in, to or under the SDDI Contract or the Operation and Maintenance Agreement, whether or not contemplated by the Lease Implementation Documents.

     9. Principal Amount Owed. Note Holder is the record owner, as of the date of execution hereof, of a Note in the principal amount as set forth below its signature and, as such, has all requisite authority to execute and deliver this consent.


                    [signature page follows]

     IN WITNESS WHEREOF, the undersigned Note Holder has caused this Consent of Note Holder to be executed and delivered by its duly authorized officer as of May 26, 2000.

                         NOTE HOLDER:

                         VICTORY RECEIVABLES CORPORATION

                         By:______________________________
                         Name:
                         Title:

                         Class A1 Note Holder in the amount of
                         $200,000,000.00

IN WITNESS WHEREOF, the undersigned Note Holder has caused this Consent of Note Holder to be executed and delivered by its duly authorized officer as of May 31, 2000.

                         NOTE HOLDER:

                         ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         By:______________________________
                         Name:
                         Title:


                         Class A2 Note Holder in the amount of
                         $10,000,000.00


IN WITNESS WHEREOF, the undersigned Note Holder has caused this Consent of Note Holder to be executed and delivered by its duly authorized officer as of May 31, 2000.

                         NOTE HOLDER:

                         FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         By:______________________________
                         Name:
                         Title:


                         Class A2 Note Holder in the amount of
                         $5,000,00.00


     IN WITNESS WHEREOF, the undersigned Note Holder has caused this Consent of Note Holder to be executed and delivered by its duly authorized officer as of May 26, 2000.

                         NOTE HOLDER:

                         PARTHENON RECEIVABLES FUNDING LLC

                         By:    Parthenon   Receivables   Funding
                         Corporation, its sole member

                         By:______________________________
                         Name:
                         Title:

                         Class A2 Note Holder in the amount of
                         $35,000,000.00



                         SCHEDULE A

                        Amended Documents

1.   Indenture

2.   Supplemental Indenture

3.   Operation and Maintenance Agreement

4.   SDDI Contract

5.   First Preferred Ship Mortgage


                           SCHEDULE B

                          New Documents

1.   Second Supplemental Indenture

2.   Transfer Agreement

3.   Second Preferred Ship Mortgage

5.   Lease

6.   Standby Lease

7.   Hire Purchase Agreement

8.   Deed of Proceeds

9.   New Assignment of Drilling Contract

10.  Certain  UCC-1 Financing Statements executed by  Lessee  and
     Standby Purchaser in favor of Trustee relating to security interests granted under the Second Supplemental Indenture and the Assignment of Drilling Contract.

11.  Subordination    Agreement   among    Sovereign,    Trustee,
     Independent Owner, Issuer, Standby Purchaser, Account Bank and Trustee.

12.  Put-Option Agreement

13.  SDDI Consent

14.  SDDI Estoppel Letter

15.  Amendment to First Mortgage

16.  Debenture

17.  Credit Agreement